Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Movie Star, Inc. (the "Company") on Form 10-K for the period ended June 30, 2003 as filed with the Securities and Exchange Commission (the Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated: September 25, 2003                     /S/ MELVYN KNIGIN
                                              -----------------
                                              Name:  Melvyn Knigin
                                              Title: Chief Executive Officer


Dated: September 25, 2003                     /S/ THOMAS RENDE
                                              -------------------
                                              Name:  Thomas Rende
                                              Title: Chief Financial Officer
                                                     (Principal Financial and
                                                     Accounting Officer)